FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: September 16, 2004

(Date of earliest event reported)

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2004-C Owner Trust

(Exact name of registrant as specified in its charter)

DELAWARE	333-87970-06	51-6550726
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 719-8583

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT INDEX
EX-4.1
EX-4.2
EX-4.3
EX-4.4
EX-4.5
EX-4.6
EX-4.7
EX-4.8
EX-4.9
EX-4.10
EX-4.11

ITEM 8.01. OTHER EVENTS

     On September 16, 2004, Nissan Auto Receivables Corporation II (“NARC II”) and Nissan Motor Acceptance Corporation (“NMAC”) entered into that certain Purchase Agreement, dated as of September 16, 2004 (the “Purchase Agreement”), pursuant to which NMAC transferred to NARC II certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the “Receivables”) and related property. On September 16, 2004, Nissan Auto Receivables 2004-C Owner Trust (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of January 23, 2004, as amended by the Amended and Restated Trust Agreement, dated as of September 16, 2004 (the “Amended and Restated Trust Agreement”), by and between NARC II, as depositor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), entered into that certain Sale and Servicing Agreement, dated as of September 16, 2004 (the “Sale and Servicing Agreement”), with NARC II, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on September 16, 2004, the Trust caused the issuance, pursuant to an Indenture, dated as of September 16, 2004 (the “Indenture”), by and between the Trust, as issuer, and Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), of certain notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). Also on September 16, 2004, the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee entered into that certain Yield Supplement Agreement, dated as of September 16, 2004 (the “Yield Supplement Agreement”), relating to the yield supplement account to be maintained for the benefit of the holders of the Notes. Also on September 16, 2004, the Trust, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee entered into that certain Administration Agreement, dated as of September 16, 2004, relating to the provision by NMAC of certain services relating to the Notes. Also on September 16, 2004, the Trust, as issuer, entered into that certain ISDA Master Agreement, dated as of September 16, 2004 (the “Master Agreement”), a Schedule to the Master Agreement, dated as of September 16, 2004 (the “Schedule”), a Class A-4 Confirmation to the Master Agreement, dated as of September 16, 2004 (“the Class A-4 Confirmation”), a Credit Support Annex to the Schedule, dated as of September 16, 2004 (“the Credit Support Annex”), and a form Paragraph 13 to the Credit Support Annex, dated as of September 16, 2004 (the “Paragraph 13,” and together with the Master Agreement, the Schedule, the Confirmation and the Credit Support Annex, the “Interest Rate Cap Agreement”), collectively embodying an interest rate cap between the Trust and ABN AMRO Bank N.V., as cap provider. The Notes, with an aggregate principal balance of $1,170,220,000, were sold to Morgan Stanley & Co. Incorporated, ABN AMRO Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, SG Americas Securities, LLC, and The Williams Capital Group, L.P., as underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated as of September 8, 2004, by and among NARC II, NMAC and Morgan Stanley & Co. Incorporated, on behalf of itself and as the representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-87970).

     Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Purchase Agreement, as Exhibit 4.4 is the Amended and Restated Trust Agreement, as Exhibit 4.5 is the Administration Agreement, as Exhibit 4.6 is the Yield Supplement Agreement, as Exhibit 4.7 is the Master Agreement, as Exhibit 4.8 is the Schedule, as Exhibit 4.9 is the Credit Support Annex, as Exhibit 4.10 is the Paragraph 13 and as Exhibit 4.11 is the Class A-4 Confirmation.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

     The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of September 16, 2004, by and among the Trust, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit No.	Description
Exhibit 4.2	Indenture, dated as of September 16, 2004, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of September 16, 2004, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of September 16, 2004, by and between NARC II, as depositor, and Wilmington Trust Company, as Owner Trustee.

Exhibit 4.5	Administration Agreement, dated as of September 16, 2004, by and among the Trust, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of September 16, 2004, by and among the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

Exhibit 4.7	Master Agreement, dated as of September 16, 2004, by and among the Trust, as issuer, and ABN AMRO Bank N.V., as cap provider.

Exhibit 4.8	Schedule to the Master Agreement, dated as of September 16, 2004, by and among the Trust, as issuer, and ABN AMRO Bank N.V., as cap provider.

Exhibit 4.9	Credit Support Annex to the Schedule, dated as of September 16, 2004, by and among the Trust, as issuer, and ABN AMRO Bank N.V., as cap provider.

Exhibit 4.10	Paragraph 13 to the Credit Support Annex, dated as of September 16, 2004, by and among the Trust, as issuer, and ABN AMRO Bank N.V., as cap provider.

Exhibit 4.11	Class A-4 Confirmation to the Master Agreement, dated as of September 16, 2004, by and among the Trust, as issuer, and ABN AMRO Bank N.V., as cap provider.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2004-C OWNER TRUST

By: Nissan Auto Receivables Corporation II

By:	/s/ Joji Tagawa
	Name:	Joji Tagawa
	Title:	Treasurer

Date: September 22, 2004

EXHIBIT INDEX

     Item 601(a) of Regulation S-K

Exhibit No.	Description
Exhibit 4.1	Sale and Servicing Agreement, dated as of September 16, 2004, by and among the Trust, as issuer, NARC II, as seller, and NMAC, as servicer.

Exhibit 4.2	Indenture, dated as of September 16, 2004, by and between the Trust, as issuer, and the Indenture Trustee.

Exhibit 4.3	Purchase Agreement, dated as of September 16, 2004, by and between NARC II, as purchaser, and NMAC, as seller.

Exhibit 4.4	Amended and Restated Trust Agreement, dated as of September 16, 2004, by and between NARC II, as depositor, and Wilmington Trust Company, as Owner Trustee.

Exhibit 4.5	Administration Agreement, dated as of September 16, 2004, by and among the Trust, as issuer, NMAC, as administrator, the Indenture Trustee and the Owner Trustee.

Exhibit 4.6	Yield Supplement Agreement, dated as of September 16, 2004, by and among the Trust, NARC II, as seller, NMAC, as servicer, and the Indenture Trustee.

Exhibit 4.7	Master Agreement, dated as of September 16, 2004, by and among the Trust, as issuer, and ABN AMRO Bank N.V., as cap provider.

Exhibit 4.8	Schedule to the Master Agreement, dated as of September 16, 2004, by and among the Trust, as issuer, and ABN AMRO Bank N.V., as cap provider.

Exhibit 4.9	Credit Support Annex to the Schedule, dated as of September 16, 2004, by and among the Trust, as issuer, and ABN AMRO Bank N.V., as cap provider.

Exhibit 4.10	Paragraph 13 to the Credit Support Annex, dated as of September 16, 2004, by and among the Trust, as issuer, and ABN AMRO Bank N.V., as cap provider.

Exhibit 4.11	Class A-4 Confirmation to the Master Agreement, dated as of September 16, 2004, by and among the Trust, as issuer, and ABN AMRO Bank N.V., as cap provider.